Rule 497(e)
                                                       Registration No. 33-12738

                             FUNDAMENTAL FUNDS, INC.
                              (NEW YORK MUNI FUND)
                          FUNDAMENTAL FIXED-INCOME FUND
                          (FUNDAMENTAL U.S. GOVERNMENT
                             STRATEGIC INCOME FUND)
                  (FUNDAMENTAL HIGH-YIELD MUNICIPAL BOND FUND)
                    (FUNDAMENTAL TAX-FREE MONEY MARKET FUND)
                            THE CALIFORNIA MUNI FUND

                      SUPPLEMENT DATED DECEMBER 29, 1997 TO
                   EACH FUND'S PROSPECTUS DATED APRIL 30, 1997


         The following information supplements and supersedes any contrary information contained in each Fund's Prospectus.

         The Boards of the Fundamental Funds have approved the appointment of Firstar Trust Company, the Funds' current Administrator and Transfer Agent, as Custodian and Accounting Agent of the Funds, effective January 1, 1998. Correspondance can be sent to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701 (telephone 1-800-322-6864).
Correspondance sent by overnight courrier should be addressed to Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from the shareholder's account. A $20 fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear due to insufficient funds.


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         The Boards of the Fundamental  Funds have also approved the continuance
of  the  Funds'   current   Management   Agreements,   Distribution   Agreements
(collectively, the "Agreements") and Plans of Distribution (the "Plans") for a period of ninety days following the dates of their expiration (December 31, 1997) in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Funds. Otherwise, the Agreements and Plans would have expired on January 1, 1998.